Trade accounts receivable	12 Months Ended
Dec. 31, 2021
Trade and other receivables [abstract]
Trade accounts receivable
Trade accounts receivable
The Group sells its products to retailers, wholesalers and other customers and extends credit, generally without requiring collateral, based on an evaluation of the customer’s financial condition. While the Group has a concentration of credit risk in the retail sector, this risk is mitigated due to the diverse nature of the customers the Group serves, including, but not limited to, their type, geographic location, size and beverage channel.
Trade accounts receivable are initially recognised at fair value and subsequently measured at amortised cost less provision for impairment. Typically, accounts receivable have terms of 30 to 60 days and do not bear interest. The Group applies an expected credit loss reserve methodology to assess possible impairments. Balances are considered for impairment on an individual basis rather than by reference to the extent that they become overdue. The Group considers factors such as delinquency in payment, financial difficulties, payment history of the debtor as well as certain forward-looking macroeconomic indicators. The carrying amount of trade accounts receivable is reduced through the use of an allowance account and the amount of the loss is recognised in the consolidated income statement. Credit insurance on a portion of the accounts receivable balance is also carried. Refer to Note 26 for further details on credit risk management.
As a result of COVID-19, the Group supplemented its existing credit loss reserve methodology to include an incremental loss allowance for those receivable balances that were deemed to be higher risk in the current environment. The incremental allowance is included within allowance for doubtful accounts below, as at 31 December 2021.
The following table summarises the trade accounts receivable outstanding in the consolidated statement of financial position as at the dates presented:

	31 December 2021	31 December 2020
	€ million	€ million
Trade accounts receivable, gross	2,354	1,478
Allowance for doubtful accounts	(49)	(39)
Total trade accounts receivable	2,305	1,439
The following table summarises the ageing of trade accounts receivable, net of allowance for doubtful accounts, in the consolidated statement of financial position as at the dates presented:

	31 December 2021	31 December 2020
	€ million	€ million
Not past due	2,172	1,389
Past due 1 - 30 days	88	23
Past due 31 - 60 days	18	3
Past due 61 - 90 days	9	4
Past due 91 - 120 days	3	1
Past due 121+ days	15	19
Total	2,305	1,439
The following table summarises the change in the allowance for doubtful accounts for the periods presented:

Allowance for doubtful accounts
€ million
As at 31 December 2019	(18)
Provision for impairment recognised during the year	(25)
Receivables written off during the year as uncollectible	4
As at 31 December 2020	(39)
Provision for impairment recognised during the year	(13)
Receivables written off during the year as uncollectible	3
As at 31 December 2021	(49)